UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2017

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WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 300 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 - Entry into Material Definitive Agreement.

On September 29, 2017, Westmoreland Coal Company (the “Company”), through its subsidiaries Westmoreland Partners and Westmoreland Energy Company, LLC, entered into an Assignment and Assumption Agreement with BP Energy Company and Virginia Electric and Power Company (the “Assignment Agreement”), pursuant to which the Company assigned to BP Energy Company the Amended and Restated Substitute Energy Purchase Agreement dated December 21, 2016, as amended September 29, 2017. As a result of the assignment, the Company will no longer have any obligation to provide power and capacity to Virginia Electric and Power Company. Additionally, the Company terminated the ISDA Master Agreement with BP Energy Company (“ISDA Master”), dated March 27, 2014, as amended, and related firm power confirmations, in return for a make-whole payment of $10 million and the net return of $12 million in collateral held by BP Energy Company under the ISDA Master.
The foregoing description of the Assignment Agreement is qualified in its entirety by reference to the Assignment Agreement, which will be filed with the Securities and Exchange Commission as required.

Item 1.02. Termination of a Material Definitive Agreement.
The disclosures regarding the Assignment Agreement set forth in Item 1.01 above is incorporated into this Item by reference.

Item 7.01. Regulation FD Disclosure.
On October 2, 2017, the Company published a press release related to the execution of the Assignment Agreement, as more specifically described above in Item 1.01, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The press release contained in Exhibit 99.1 is also posted on the Company's website at www.westmoreland.com.
The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Westmoreland Coal Company Press Release dated October 2, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: October 2, 2017	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton Chief Legal Officer, Chief Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Westmoreland Coal Company Press Release dated October 2, 2017